Exhibit 99.2

IBM 1Q 2019 Earnings Non-GAAP Supplemental Material April 16, 2019 ibm.com/investor 1

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 2 2019 Expectations GAAP Diluted EPS Operating EPS (Non-GAAP) at least $12.45 at least $13.90 Adjustments Acquisition-Related Charges* Non-Operating Retirement-Related Items Tax Reform Enactment Impacts $0.76 $0.45 $0.24 *Includes acquisitions as of March 31, 2019 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2019 3 1Q19 Yr/Yr 1Q19 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud Global Financing (7%) (8%) (7%) 8% (11%) (16%) (39%) 6% (13%) 2% (18%) Flat (3%) (3%) (2%) 13% (9%) (14%) (38%) 9% (11%) 5% (15%) 4% Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Cloud Global Business Services Consulting Global Process Services Application Management Cloud (2%) 2% (2%) (4%) 7% Flat 5% Flat (5%) 20% 2% 4% 2% Flat 10% 4% 9% 5% Flat 25% The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cloud & Cognitive Software Segment”, “Global Business Services Segment”, “Global Technology Services Segment”, “Systems Segment”, “Additional Revenue Information”, “Additional Revenue, Gross Profit & Backlog Information”, and “1Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Fo rm 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2019 & Last 12 Months 4 1Q19 Yr/Yr GAAP @CC Americas Europe/ME/Africa Asia Pacific (2%) (7%) (5%) (1%) Flat (2%) 1Q19 Yr/Yr Last 12 Months GAAP @CC GAAP @CC Total Cloud Revenue Total as-a-Service Revenue 7% 10% 12% 15% 10% 12% The above reconciles the Non-GAAP financial information contained in the “Overview”, “Additional Revenue Information” and “1Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2019 1Q19 5 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions Base * RD&E Currency Acquisitions Base * Operating Expense & Other Income Currency Acquisitions Base* 3 pts 0 pts 11 pts 0 pts 0 pts 1 pts 3 pts 0 pts 12 pts 2 pts 0 pts (4 pts) 0 pts 0 pts 0 pts 2 pts 0 pts (4 pts) 5 pts 0 pts 8 pts 0 pts 0 pts (3 pts) 6 pts 0 pts 5 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 6 12 Months Ended Mar 2019 Net Cash from Operating Activities per GAAP: $15.4 Less: change in Global Financing (GF) Receivables ($0.2) Net Cash from Operating Activities (Excluding GF Receivables) $15.7 Capital Expenditures, Net ($3.4) Free Cash Flow (Excluding GF Receivables) $12.2 $ in billions The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 7 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 141% 114% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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